www.ii-vi.com                   NASDAQ: IIVI
Investor Presentation
May 2015
Our Technologies for Tomorrow’s Innovations
A global leader powered by engineered material
solutions that fully satisfy our customers
Exhibit 99.1
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www.ii-vi.com      I     NASDAQ: IIVI

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties.  These risks and uncertainties could cause the forward-looking statements and II-VI
Incorporated’s (the Company’s) actual results to differ materially.  In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and
Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially.
II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement.
This presentation contains certain non-GAAP financial measures.
Reconciliations of non-GAAP financial measures to their most comparable
GAAP financial measures are presented at the end of this presentation.
Safe Harbor Statement

3 Our Core – Material Excellence

Global Leader in Engineered Materials
Headquartered in Saxonburg, PA
~ 8,000 Employees in 14 Countries
FY14: $683M Revenue, 5.6% ROS
9 mos YTD: $545M Revenue, 7.7% ROS
2% insider ownership

4 CONSECUTIVE DECADES OF PROFITABILITY AND COUNTING
Fiscal Year Revenues
2005
$187
$224
$255
$310
$280
$333
$487
$516
$551
$683
2006 2007 2008 2009 2010 2011 2012 2013 2014
About II-VI

Laser Solutions Segment
Leading merchant supplier of CO
2
, Fiber, and
Direct Diode industrial laser components
Leading supplier of CO
2
optics for an install
base of >70,000 high power lasers
First to service EUV Lithography CVD
Diamond optics demand
Laser Optics
Cutting Heads
Semiconductor Laser Chips
Ultra-hard Material Processing
Laser Source Solutions
Focused on expanding our fiber and direct
diode laser footprint as markets grow
Rev.
TAM
Share
$214M $254M $218M
$1,000M    $900M     $555M
30% 28% 39%
FY15YTD FY14 FY13

Laser Solutions Segment
Vertical Cavity Surface Emitting Laser (VCSEL)
Market CAGR (‘13-’18): 33%
Source: BCC Research
Laser Processing Heads & Beam Delivery Components
Market CAGR (‘14-’19): 22%
Source: Strategies Unlimited

Photonics Segment
Worldwide supplier of cutting edge amplification,
pump, and transmission products for optical
communication networks
Leading Supplier of crystals, fiber optics,
precision optics, and optical assemblies for
multiple applications
Leverage vertical integration synergies
to enable a cost structure for market
penetration and growth
Erbium Doped Fiber Amplifiers
Undersea & Terrestrial 980nm Pumps
Optical Switches
Transceivers
Industrial Lasers
Semiconductor
Instrumentation
Optical Communication
Life Sciences
Rev.
TAM
Share
$189M    $217M     $141M
$2.5B       $2.0B $1.5B
10%         11% 9%
FY15YTD FY14 FY13

8 Photonics Segment EDFA/Raman Amplifiers Market CAGR (‘14-’19): 30% Source: Ovum 40G/100G Transceivers for Datacom Market CAGR (‘14-’19): 45% Source: Ovum

Focus on strategic markets where II-VI material
expertise and technology enables growth and new
functionality
Free Standing Diamond
Precision Optical Systems
High Value Material Reclamation
Reaction Bonded SiC Tools
Thermal Management
Target military platforms and applications
with growth potential
Identify emerging markets early and
enable the underpinning materials and
technology
Performance Products Segment
Rev.
TAM
Share
FY15YTD FY14 FY13
$143M      $213M     $192M
$2.4B        $2.3B       $2.1B
8%          10%         9%

10 Performance Products Segment Sapphire Material and Optics Market CAGR (‘14-’19): 10% Source: Internal Power Generation Products Market CAGR (‘14-’19): 30% Source: Internal

Gross Margin
EBITDA
Operating Margin
Expectations
Margin Performance
Profitability and Expectations
Expect FY15 to exceed
FY14 by 250bps in all 3
margin categories
FY11
FY12 FY13 FY14 9mos YTD
FY15
41.6%
39.0%
36.9%
33.2%
36.1%
26.0%
23.9%
21.7%
15.1%
16.7%
19.6%
15.8%
13.0%
6.8%
9.8%
FY15 FY16
35%-38%
15%-18%
7%-10%
36%-40%
17%-21%
9%-12%

Cash and Liquidity
Cash and Equivalents
Cash Flow from Operations
Long-Term Debt
(Including current portion)
Shareholders' Equity
FY13
$185M
$108M
$114M
$636M
FY14
$175M
$95M
$241M
$675M
Cash and Liquidity
FY15YTD
$155M
$86M
$188M
$711M

Company Position
Positive Profit Outlook
Leading Market Positions In Diverse End Markets
Investing In Fast Growing Markets
Strong Cash Position
Global Manufacturing Footprint
Growth Via Organic And Acquisitions
Ongoing $50M Stock Buyback Program

Non-GAAP Reconciliations
2011 2012 2013 2014
Nine Months Ended
March 31, 2015
Reconciliation of EBITDA to Net Earnings
EBITDA 126,609 123,213 119,438 103,218 91,257
Interest expense 103 212 1,160 4,479 3,086
Depreciation and amortization 28,313 34,523 40,792 53,098 39,242
Settlement Agreement (7,650)
Income taxes 18,517 17,760 18,766 7,325 7,673
Loss (earnings) on discontinued operations, net of taxes (3,342) 9,443 6,789 (133)
Net earnings 83,018 61,275 51,931 38,449 48,906
Revenues 486,638 516,403 551,075 683,261 545,278
Reconciliation of EBITDA Margin to Return on Sales
EBITDA margin 26.0% 23.9% 21.7% 15.1% 16.7%
As a % of revenues:
Interest Expense 0.0% 0.0% 0.2% 0.7% 0.6%
Depreciation and amortization 5.8% 6.7% 7.4% 7.8% 7.2%
Settlement Agreement - - - - (1.4%)
Income taxes 3.8% 3.4% 3.4% 1.1% 1.4%
Loss (earnings) on discontinued operations, net of taxes (0.7%) 1.8% 1.2% (0.0%) -
Return on Sales 17.1% 11.9% 9.4% 5.6% 9.0%
($000's, except %'s; all periods fiscal year)

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